Income Taxes	12 Months Ended
May 31, 2014
Income Taxes [Abstract]
Income Taxes

NOTE 12: INCOME TAXES

The components of the provision for income taxes for the years ended May 31 were as follows (in millions):

	2014	2013	2012
Current provision (benefit)
Domestic:
Federal	$624	$512	$(120)
State and local	56	86	80
Foreign	194	170	181
	874	768	141
Deferred provision (benefit)
Domestic:
Federal	238	175	947
State and local	62	(7)	21
Foreign	18	(42)	-
	318	126	968
	$1,192	$894	$1,109

Our current federal income tax expenses in 2012, and to a lesser extent, 2013 and 2014, were significantly reduced by accelerated depreciation deductions we claimed under provisions of the American Taxpayer Relief Act of 2013 and the Tax Relief and the Small Business Jobs Acts of 2010. Those Acts, designed to stimulate new business investment in the U.S., accelerated our depreciation deductions for new qualifying investments, such as our Boeing 777 Freighter (“B777F”) aircraft. These were timing benefits only, in that depreciation accelerated into an earlier year is foregone in later years.

Pre-tax earnings (loss) of foreign operations for 2014, 2013 and 2012 were $412 million, $(55) million and $358 million, respectively. These amounts represent only a portion of total results associated with international shipments and accordingly, do not represent our international results of operations.

A reconciliation of the statutory federal income tax rate to the effective income tax rate for the years ended May 31 was as follows:

	2014	2013	2012
Statutory U.S. income tax rate	35.0%	35.0%	35.0%
Increase (decrease) resulting from:

State and local income taxes,
net of federal benefit	2.3	2.1	2.1
Other, net	(1.0)	(0.7)	(1.8)
Effective tax rate	36.3%	36.4%	35.3%

Our 2012 rate was favorably impacted by the conclusion of the Internal Revenue Service (“IRS”) audit of our 2007-2009 consolidated income tax returns.

The significant components of deferred tax assets and liabilities as of May 31 were as follows (in millions):

	2014		2013
	Deferred Tax Assets	Deferred Tax Liabilities	Deferred Tax Assets	Deferred Tax Liabilities
Property, equipment,
leases and intangibles	$120	$3,730	$157	$3,676
Employee benefits	1,464	11	1,771	11
Self-insurance accruals	555	-	533	-
Other	292	290	251	238
Net operating loss/credit
carryforwards	333	-	298	-
Valuation allowances	(245)	-	(204)	-
	$2,519	$4,031	$2,806	$3,925

The net deferred tax liabilities as of May 31 have been classified in the balance sheets as follows (in millions):

	2014	2013
Current deferred tax assets	$522	$533
Noncurrent deferred tax assets(1)	80	-
Noncurrent deferred tax liabilities	(2,114)	(1,652)
	$(1,512)	$(1,119)

(1)Noncurrent deferred tax assets are included in the line item Other Assets in our Consolidated Balance Sheet.

We have $1.0 billion of net operating loss carryovers in various foreign jurisdictions and $515 million of state operating loss carryovers.  The valuation allowances primarily represent amounts reserved for operating loss and tax credit carryforwards, which expire over varying periods starting in 2015.  As a result of this and other factors, we believe that a substantial portion of these deferred tax assets may not be realized. We establish valuation allowances if it is not likely we will realize our deferred income tax assets. In making this determination, we consider all available positive and negative evidence and make certain assumptions. We consider, among other things, our future projections of sustained profitability, deferred income tax liabilities, the overall business environment, our historical financial results and potential current and future tax planning strategies. If we were to identify and implement tax planning strategies to recover these deferred tax assets or generate sufficient income of the appropriate character in these jurisdictions in the future, it could lead to the reversal of these valuation allowances and a reduction of income tax expense. We believe that we will generate sufficient future taxable income to realize the tax benefits related to the remaining net deferred tax assets in our consolidated balance sheets.

Permanently reinvested earnings of our foreign subsidiaries amounted to $1.6 billion at the end of 2014 and $1.3 billion at the end of 2013.  We have not recognized deferred taxes for U.S. federal income tax purposes on those earnings. In 2014, our permanent reinvestment strategy with respect to unremitted earnings of our foreign subsidiaries provided a 1.2% benefit to our effective tax rate.  Were the earnings to be distributed, in the form of dividends or otherwise, these earnings could be subject to U.S. federal income tax and non-U.S. withholding taxes.  Unrecognized foreign tax credits potentially could be available to reduce a portion of any U.S. tax liability.  Determination of the amount of unrecognized deferred U.S. income tax liability is not practicable due to uncertainties related to the timing and source of any potential distribution of such funds, along with other important factors such as the amount of associated foreign tax credits. Cash in offshore jurisdictions associated with our permanent reinvestment strategy totaled $471 million at the end of 2014 and $420 million at the end of 2013.

In 2014, approximately 90% of our total enterprise-wide income was earned in U.S. companies of FedEx that are taxable in the United States. As a U.S. airline, our FedEx Express unit is required by Federal Aviation Administration and other rules to conduct its air operations, domestic and international, through a U.S. company. However, we serve more than 220 countries and territories around the world, and are required to establish legal entities in many of them. Most of our entities in those countries are operating entities, engaged in picking up and delivering packages and performing other transportation services. We are continually expanding our global network to meet our customers' needs, which requires increasing investment outside the U.S. We typically use cash generated overseas to fund these investments and have a foreign holding company which manages our investments in several foreign operating companies.

We are subject to taxation in the U.S. and various U.S. state, local and foreign jurisdictions. The IRS has completed its examination of our 2010 and 2011 federal income tax returns with insignificant adjustments taken to appeals. The IRS is currently examining our 2012 and 2013 tax returns.  It is reasonably possible that certain income tax return proceedings will be completed during the next 12 months and could result in a change in our balance of unrecognized tax benefits. The expected impact of any changes would not be material to our consolidated financial statements.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows (in millions):

	2014	2013	2012

Balance at beginning of year	$47	$51	$69
Increases for tax positions taken in the current year	1	1	2
Increases for tax positions taken in prior years	3	3	4
Decreases for tax positions taken in prior years	(3)	(3)	(35)
Settlements	(6)	(9)	(3)
Increases due to acquisitions	-	4	15
Decrease from lapse of statute of limitations	(3)	(2)	-
Changes due to currency translation	(1)	2	(1)

Balance at end of year	$38	$47	$51

Our liabilities recorded for uncertain tax positions include $33 million at May 31, 2014 and $42 million at May 31, 2013 associated with positions that if favorably resolved would provide a benefit to our effective tax rate. We classify interest related to income tax liabilities as interest expense and, if applicable, penalties are recognized as a component of income tax expense. The balance of accrued interest and penalties was $19 million on May 31, 2014 and $29 million on May 31, 2013. Total interest and penalties included in our consolidated statements of income are immaterial.

It is difficult to predict the ultimate outcome or the timing of resolution for tax positions. Changes may result from the conclusion of ongoing audits, appeals or litigation in state, local, federal and foreign tax jurisdictions, or from the resolution of various proceedings between the U.S. and foreign tax authorities. Our liability for uncertain tax positions includes no matters that are individually or collectively material to us. It is reasonably possible that the amount of the benefit with respect to certain of our unrecognized tax positions will increase or decrease within the next 12 months, but an estimate of the range of the reasonably possible changes cannot be made. However, we do not expect that the resolution of any of our uncertain tax positions will have a material effect on us.